UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

COLONY NORTHSTAR CREDIT REAL ESTATE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 26, 2018, CLNC Credit 7, LLC (“Seller”), an indirect subsidiary of Colony NorthStar Credit Real Estate, Inc. (“CLNC”), entered into a Master Repurchase Agreement (the “Repurchase Agreement”) with Barclays Bank PLC (“Barclays”). The Repurchase Agreement provides up to $500.0 million to finance first mortgage loans, mezzanine loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the Repurchase Agreement documentation.

Advances under the Repurchase Agreement accrue interest at per annum rates ranging from the one-month London Interbank Offered Rate, plus a spread to be determined on a case by case basis between Seller and Barclays. The initial maturity date of the Repurchase Agreement is April 26, 2021, with a one-year extension at Seller’s election subject to satisfaction of certain conditions precedent as further set forth in the Repurchase Agreement and further extensions available subject to approval by Barclays and satisfaction of certain conditions precedent as further set forth in the Repurchase Agreement. The Repurchase Agreement will act as a revolving credit facility that can be paid down and subsequently re-drawn subject to the satisfaction of customary conditions precedent.

In connection with the Repurchase Agreement, Credit RE Operating Company, LLC (“Guarantor”), entered into a Guaranty with Barclays (the “Guaranty”), under which Guarantor agreed to guaranty Seller's payment and performance obligations under the Repurchase Agreement. Subject to certain exceptions, the maximum liability under the Guaranty will not exceed 25% of the aggregate repurchase price of all purchased assets under the Repurchase Agreement.

The Repurchase Agreement and Guaranty contain representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of these types. In addition, the Guaranty contains financial covenants that require Guarantor to maintain: (i) minimum liquidity of not less than the lower of (x) $50.0 million and (y) the greater of (A) $10.0 million and (B) 5% of Guarantor’s recourse indebtedness; (ii) tangible net worth of not less than the sum of (x) 65% of consolidated tangible net worth as of the last day of the most recent fiscal quarter ended at least 90 days prior to the date of the Repurchase Agreement plus (y) 75% of the net cash proceeds of any equity issuance by CLNC after the date of the Repurchase Agreement; (iii) indebtedness not to exceed 75% of total assets; and (iv) a ratio of EBITDA to fixed charges of not less than 1.40 to 1.00.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the Repurchase Agreement and the Guaranty, which are filed as exhibits to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Master Repurchase Agreement, dated as of April 26, 2018, by and between CLNC Credit 7, LLC and Barclays Bank PLC
10.2	Guaranty, dated as of April 26, 2018, by Credit RE Operating Company, LLC, for the benefit of Barclays Bank PLC

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends” or other similar words or expressions. These statements are based on CLNC’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; CLNC can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from CLNC’s expectations include, but are not limited to, the ability to comply with the representations, warranties, covenants and conditions precedent to funding contained in the Repurchase Agreement and Guaranty; the ability to maintain the minimum liquidity, minimum total equity and the ratio of total borrowings to total equity required under the Repurchase Agreement; the availability of investment opportunities; the ability to use the Repurchase Agreement to finance first mortgage loans, senior participations and other investments; future property values; the impact of any losses from CLNC’s investments on cash flow and returns; changes in economic conditions generally and the real estate and debt markets specifically; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to REITs and the factors specified in Part I, Item 1A of CLNC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as in CLNC’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to CLNC on the date of this report and CLNC is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2018		COLONY NORTHSTAR CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
David A. Palamé General Counsel and Secretary